GENERAL	12 Months Ended
Dec. 31, 2021
General
GENERAL

NOTE 1: GENERAL

a.	A general description of the Company and its activity:

BrainsWay is a leader in advanced noninvasive neurostimulation treatments for mental health disorders. The Company is advancing neuroscience with its proprietary Deep Transcranial Magnetic Stimulation (Deep TMS™) platform technology to improve health and transform lives. The Company has obtained from the U.S. Food and Drug Administration (FDA) three cleared indications backed by pivotal studies demonstrating clinically proven efficacy. Current indications include MDD (Major Depressive Disorder), obsessive-compulsive disorder (OCD), and smoking addiction.

The Company received its first commercial Deep TMS product received clearance from the FDA in 2013, for the treatment of MDD in adult patients who have failed to achieve satisfactory improvement from anti-depressant medication. In April 2021, the Company received FDA clearance for a shorter innovative MDD treatment and in August 2021, the Company received an additional clearance from the FDA for expansion of the existing MDD clearance to include the noninvasive treatment of anxiety symptoms.

The Company received a clearance from the FDA in August 2020, for use of its Deep TMS system as an aid in short-term smoking cessation in adults.

BrainsWay Ltd. (the “Company”) and its wholly owned subsidiaries, BrainsWay, Inc. (“Inc”), Brain R&D Services Ltd. (“Brain R&D”), BrainsWay USA Inc (“USA Inc”), collectively (the “Group”) derive revenues from the sale and lease of its systems.

b.	The COVID-19 global pandemic has led governments and authorities around the globe, to take various precautionary measures in order to limit the spread of the COVID-19 global pandemic, including government-imposed quarantines, lockdowns, and other public health safety measures, which have had and continues to have an adverse effect on the global markets and its economy, including on the availability and pricing of materials, manufacturing and delivery efforts, sales to existing and potential customers and leads, collections from accounts, and other aspects of the global economy.

Therefore, the COVID-19 global pandemic could continue to disrupt production and cause delays in the supply and delivery of products used in the Company's operations, may further divert the attention and efforts of the medical community to coping with the COVID-19 global pandemic, impact the Company's ability to recruit subjects for ongoing and planned clinical trials and disrupt the marketplace in which the Company operates and may have material adverse effects on its operations, sales, revenues, collection from accounts and the ability to raise funds.

The extent to which the COVID-19 global pandemic impacts the Company's results will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of the COVID-19 global pandemic and the actions to contain the COVID-19 global pandemic or treat its impact, among others.

c.	The Company has a positive cash flow from operating activities and an operating loss of $884 and $4,999 for the year ended December 31, 2021, respectively. The Company’s management and board of directors believe that the Company has the current funding to finance its business activity according to its plans in the foreseeable future

d.	The financial statements of the Company as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 were authorized for issuance in accordance with a resolution of the board of directors on April 11, 2022.